Exhibit 10.2

JOINDER
AND
AMENDMENT NO. 8
TO
LOAN AND SECURITY AGREEMENT

           THIS JOINDER AND AMENDMENT NO. 8 (“Joinder and Amendment No. 8”) is entered into as of May 10, 2004 by and between SYSTEMAX INC., a corporation organized under the laws of the State of Delaware (“SYX”), SYSTEMAX MANUFACTURING INC. (formerly known as Midwest Micro Corp.), a corporation organized under the laws of the State of Delaware (“SMI”), GLOBAL COMPUTER SUPPLIES INC. (successor by merger to Continental Dynamics Corp.), a corporation organized under the laws of the State of New York (“GCS”), GLOBAL EQUIPMENT COMPANY, INC., a corporation organized under the laws of the State of New York (“GEC”), TIGER DIRECT, INC., a corporation organized under the laws of the State of Florida (“Tiger”), DARTEK CORPORATION, a corporation organized under the laws of the State of Delaware (“Dartek”), NEXEL INDUSTRIES, INC., a corporation organized under the laws of the State of New York (“NII”), MISCO AMERICA INC., a corporation organized under the laws of the State of Delaware ("Misco"), SYSTEMAX RETAIL SALES INC., a corporation organized under the laws of the State of Delaware ("SRS"), PAPIER CATALOGUES, INC., a corporation organized under the laws of the State of New York ("PCI"), CATALOG DATA SYSTEMS, INC., a corporation organized under the laws of the State of New York ("CDS"), MILLENNIUM FALCON CORP., a corporation organized under the laws of the State of Delaware ("MFC"), TEK SERV INC., a corporation organized under the laws of the State of Delaware ("TSI"), B.T.S.A., Inc., a corporation organized under the laws of the State of New York ("BTSA"), PROFIT CENTER SOFTWARE INC., a corporation organized under the laws of the State of New York (“PCS”), GLOBAL GOV’T/EDUCATION SOLUTIONS INC., a corporation organized under the laws of the State of Delaware (“GGES”) and SYX DISTRIBUTION INC., a corporation organized under the laws of the State of Delaware ("SYXD") (SYX, SMI, GCS, GEC, Tiger, Dartek, NII, Misco, SRS, PCI, CDS, MFC, TSI, BTSA, PCS, GGES and SYXD, each a “Borrower” and jointly and severally the “Borrowers”), the lenders who are parties to the Loan Agreement, as defined herein (“Lenders”) and JPMORGAN CHASE BANK, as agent for the Lenders (“Agent”).

BACKGROUND

           SYX, SMI, GCS, GEC, Tiger, Dartek, NII, Misco, SRS, PCI, CDS, MFC, TSI, BTSA and KeyboardMall.com Inc. (a corporation which, prior to the date hereof, was dissolved) (each of the foregoing, jointly and severally, the “Original Borrowers”), Agent and Lenders are parties to a Loan and Security Agreement dated as of June 13, 2001 (as amended by Amendment No. 1 to Loan and Security Agreement dated as of September 1, 2001, Amendment No. 2 to Loan and Security Agreement and Consent dated as of December 13, 2001, Amendment No. 3 to Loan and Security Agreement dated as of December 20, 2001, Amendment No. 4 to Loan and Security Agreement and Consent dated as of April 18, 2002, Amendment No. 5 and Waiver to Loan and Security Agreement dated as of June 30, 2002, Amendment No. 6 to Loan and Security Agreement dated as of September 22, 2003, Amendment No. 7 to Loan and Security Agreement dated as of November 17, 2003, and as the same may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lenders provided the Original Borrowers with certain financial accommodations.

           Pursuant to a Guaranty and a Security Agreement, each dated as of October 1, 2003, each of PCS, GGES, and Systemax Services Inc. (formerly known as Systemax Services Group Inc.), a corporation organized under the laws of the State of New York, guaranteed to Agent and Lenders all of the Obligations under the Loan Agreement, and granted to Agent and Lenders a security interest in all of the assets of each such entity (the “October Security Grant”). Borrowers have informed Agent and Lenders that, in February 2004, SYXD was formed, and that each of PCS, GGES and SYXD desire to become joined as Borrowers under the Loan Agreement. Borrowers have also requested Agent and Lenders (a) to extend the term of the Loan Agreement to March 31, 2005 and (b) increase the maximum amount of Letters of Credit which may be issued under the terms of the Loan Agreement from $10,000,000 to $12,000,000. Agent and Lenders are willing to amend the Loan Agreement on the terms and conditions hereafter set forth.

           NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

           1.     Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

           2.     Joinder.

                (a)     Each of PCS, GGES and SYXD hereby consents to being obligated as an additional Borrower under the Loan Agreement and the Loan Documents (including, without limitation, each of PCS, GGES and SYXD being deemed to be a signatory to each of the Notes), and all references to "Borrower" and "Borrowers" thereunder and under the Loan Documents shall be deemed to include each of PCS, GGES and SYXD.

                (b)     Each of PCS, GGES and SYXD hereby adopts the Loan Agreement, assumes in full, and acknowledges that it is jointly and severally liable for, the payment, discharge, satisfaction and performance of all Obligations under the Loan Agreement and the Loan Documents. Each of PCS and GGES hereby confirms and ratifies the October Security Grant, and hereby further grants to Agent and Lenders a continuing lien and security interest in all presently existing and hereafter arising Collateral which PCS or GGES now or may hereafter own or has an interest in, wherever located, to secure the prompt repayment of any and all Obligations owed to Agent and Lenders and to secure the prompt performance by Borrowers of each and all of their covenants and obligations under the Loan Agreement and under the Loan Documents. SYXD hereby grants to Agent and Lenders a continuing lien and security interest in all presently existing and hereafter arising Collateral which SYXD now or may hereafter own or has an interest in, wherever located, to secure the prompt repayment of any and all Obligations owed to Agent and Lenders and to secure the prompt performance by Borrowers of each and all of their covenants and obligations under the Loan Agreement and under the Loan Documents.

           3.     Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

                (a)     The definition of "Termination Date" set forth in Section 1.2 is hereby amended and restated in its entirety as follows:

                     "Termination Date" shall mean March 31, 2005.

                (b)     The penultimate sentence appearing in Section 2.8 of the Loan Agreement is hereby amended and restated in its entirety as follows:

The maximum amount of outstanding Letters of Credit shall not exceed $12,000,000 in the aggregate at any time.

           4.     Conditions of Effectiveness. This Joinder and Amendment No. 8 shall become effective as of the date upon which Agent shall have received (a) four (4) copies of this Joinder and Amendment No. 8 executed by Borrowers, each of the Lenders and each Guarantor and (b) an amendment and extension fee in the sum of $40,000, for the pro rata benefit of Lenders.

           5.     Release. Each Borrower hereby releases, remises, acquits and forever discharges each Lender and Agent and each Lender's and Agent's employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement or the Other Documents (all of the foregoing hereinafter called the "Released Matters"). Each Borrower acknowledges that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

           6.     Representations and Warranties. Borrowers hereby represent and warrant as follows:

                (a)     This Joinder and Amendment No. 8 and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                (b)     Upon the effectiveness of this Joinder and Amendment No. 8, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement as amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Joinder and Amendment No. 8.

                (c)     No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Joinder and Amendment No. 8.

                (d)     Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

          7.      Effect on the Loan Agreement.

                (a)     Upon the effectiveness of this Joinder and Amendment No. 8, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                (b)     Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                (c)     The execution, delivery and effectiveness of this Joinder and Amendment No. 8 shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

           8.     Governing Law. This Joinder and Amendment No. 8 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

           9.     Headings. Section headings in this Joinder and Amendment No. 8 are included herein for convenience of reference only and shall not constitute a part of this Joinder and Amendment No. 8 for any other purpose.

           10.     Counterparts; Telecopied Signatures. This Joinder and Amendment No. 8 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement. Any signature delivered by a party via telecopier shall be deemed to be an original signature hereto.

           IN WITNESS WHEREOF, this Amendment No. 8 has been duly executed as of the day and year first written above.

SYSTEMAX INC.

By: /s/ Steven M. Goldschein
       Name: Steven M. Goldschein
       Title: Senior Vice President

SYSTEMAX MANUFACTURING INC.
GLOBAL COMPUTER SUPPLIES INC.
GLOBAL EQUIPMENT COMPANY, INC.
TIGER DIRECT, INC.
DARTEK CORPORATION
NEXEL INDUSTRIES, INC.
MISCO AMERICA INC.
SYSTEMAX RETAIL SALES INC.
PAPIER CATALOGUES, INC.
CATALOG DATA SYSTEMS, INC.
MILLENNIUM FALCON CORP.
TEK SERV INC.
B.T.S.A., INC.
PROFIT CENTER SOFTWARE INC.
GLOBAL GOV'T/EDUCATION SOLUTIONS INC.
SYX DISTRIBUTION INC.

By: /s/ Steven M. Goldschein
       Name: Steven M. Goldschein
       Title: Vice President

JPMORGAN CHASE BANK, as Lender and as Agent

By: Donna M. DiForio
       Name: Donna M. DiForio
       Title: Vice President

TRANSAMERICA BUSINESS CAPITAL
CORPORATION, as Lender and as Co-Agent

By: /s/ James De Santis
Its: Duly Authorized Signatory

GMAC COMMERCIAL FINANCE LLC,
(successor by merger to GMAC COMMERCIAL
CREDIT LLC), as Lender

By: /s/ Harvey Winter
Its: Vice President

ACKNOWLEDGED AND AGREED:

SYSTEMAX SUWANEE LLC

BY: Systemax Inc., Member

By: /s/ Steven M. Goldschein
       Name: Steven M. Goldschein
       Title: Senior Vice President

THE MILLENNIUM GROUP LLC

By: Millennium Falcon Corp., Member

By: /s/ Steven M. Goldschein
       Name: Steven M. Goldschein
       Title: Vice President

By: WRD Sales, Inc., Member

By: /s/ William R. Davis
       Name: William R. Davis
       Title: President

By: /s/ Steven M. Goldschein
       Name: Steven M. Goldschein
Title: Vice President of each of the foregoing entities

GMAC COMMERCIAL FINANCE LLC, (successor by merger to GMAC COMMERCIAL CREDIT LLC), as Lender By: /s/ Harvey Winter Its: Vice President

ACKNOWLEDGED AND AGREED:

SYSTEMAX SUWANEE LLC

BY: Systemax Inc., Member

By: /s/ Steven M. Goldschein
       Name: Steven M. Goldschein
       Title: Senior Vice President

THE MILLENNIUM GROUP LLC

By: Millennium Falcon Corp., Member

By: /s/ Steven M. Goldschein
       Name: Steven M. Goldschein
       Title: Vice President

By: WRD Sales, Inc., Member

By: /s/ William R. Davis
       Name: William R. Davis
       Title: President

By: /s/ Steven M. Goldschein
       Name: Steven M. Goldschein
Title: Vice President of each of the foregoing entities